SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 18, 2013

RECON TECHNOLOGY, LTD

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34409	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1902, Building C

King Long International Mansion

9 Fulin Road,

Beijing 100107 China

(Address of principal executive offices)

+86 (10) 8494 5799

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant held its 2013 Annual Meeting of Shareholders on June 18, 2013, at 9:00 a.m., EDT at Room 1902, Building C, King Long International Mansion, No. 9 Fulin Road, Beijing, 100107, People’s Republic of China. A total of 1,411,529 of the Registrant’s ordinary shares were present in person or by proxy, representing a quorum of 35.72%. The following tables reflect the certified tabulation of the votes with respect to each proposal submitted to a vote of the Registrant’s shareholders at the 2013 Annual Meeting of Shareholders. Abstentions were counted as present for the purpose of establishing a quorum, but were not treated as votes cast on each respective proposal.

1. PROPOSAL 1: Election of Directors

a.	To elect two Class III members of the Board of Directors to serve terms expiring at the Annual Meeting of Shareholders in 2016 or until their successors are duly elected and qualified. The Class III nominees who received a plurality of the properly cast votes were Yin Shenping and Chen Guangqiang, who were thereby elected to the Registrant’s Board of Directors. The tabulation of the certified voting results is as follows:

	For		Withheld		Abstain/Broker Non-Vote
Nominee	Number	Percentage	Number	Percentage	Number	Percentage
Yin Shenping	1,403,255	99.41%	8,274	0.59%	0	0%
Chen Guangqiang	1,403,255	99.41%	8,274	0.59%	0	0%

2. PROPOSAL 2: Ratification of Appointment of Independent Auditor

a.	To ratify the appointment of Friedman LLP as the Registrant’s independent registered public accountant for the fiscal year ending June 30, 2013. The proposal was approved by a majority vote of 99.57% of the votes cast. The tabulation of the certified voting results is as follows:

For		Withheld		Abstain/Broker Non-Vote
Number	Percentage	Number	Percentage	Number	Percentage
1,405,629	99.57%	5,500	0.39%	400	0.01%

3. PROPOSAL 3: Advisory Vote on Executive Compensation

a.	To vote on an advisory, nonbinding resolution to approve the compensation of the Company's named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The tabulation of the certified voting results is as follows:

For		Withheld		Abstain/Broker Non-Vote
Number	Percentage	Number	Percentage	Number	Percentage
1,393,909	98.75%	10,729	0.76%	6,891	0.17%

4. PROPOSAL 4: Advisory Vote on Frequency of Vote on Executive Compensation Vote

a.	To vote on an advisory, nonbinding resolution to approve the frequency of advisory votes on named executive officer compensation. The tabulation of the certified voting results is as follows:

Every One Year		Every Two Years		Every Three Years		Abstain/Broker Non-Vote
Number	Percentage	Number	Percentage	Number	Percentage	Number	Percentage
1,401,659	99.31%	1,255	0.09%	2,915	0.21%	5,700	0.40%

Based on the foregoing advisory votes, the Registrant will seek shareholder approval, on a nonbinding advisory basis, on the frequency of voting on executive compensation.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RECON TECHNOLOGY, LTD

By:	/s/ Yin Shenping
Yin Shenping
Chief Executive Officer

Dated:  June 24, 2013